UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2007
NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California		92606
(Address of principal executive offices)		(Zip Code)
(949) 863-3144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 15, 2007, Newport Corporation (the “Registrant”) received a notice of resignation from its principal accounting officer, Daniel E. Della Flora. Mr. Della Flora will be resigning from his position with the Registrant effective as of June 1, 2007 to pursue another opportunity.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2007	NEWPORT CORPORATION
	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary